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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported):  May 12, 1997



                            MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                            0-22154                    52-1469385
(State of Incorporation)   (Commission File Number)         (I.R.S. Employer
                                                         Identification Number)



2115 EAST JEFFERSON STREET
ROCKVILLE, MARYLAND                                           20852
(Address of principal executive offices)                    (Zip Code)



                                 (301) 984-5000

              (Registrant's telephone number, including area code)





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ITEM 5.          OTHER EVENTS

         On May 9, 1997, the Company issued a press release announcing that the Board of Directors approved a two-for-one stock split, to be paid in the form of a stock dividend. A copy of the press release is attached hereto and incorporated by reference herein.




ITEM 7.          EXHIBITS

Exhibit Number

         99.5    Press Release dated May 9, 1997.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Manugistics Group, Inc.


Date:    May 12, 1997                By: /s/ Peter Q. Repetti
                                         --------------------

                                     Peter Q. Repetti
                                     Vice President, Finance and Administration
                                       and Chief Financial Officer
                                     (Principal Financial Officer and Chief
                                       Accounting Officer)
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                                 EXHIBIT INDEX



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Exhibit Number                   Description
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
99.5                             Press Release dated May 9, 1997
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